EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements of HemaSure Inc. on Form S-8 (File Nos. 33-79720, 33-79722, 33-79772, 33-94772, 33-94768, 333-05613 and 333-05615) of our report dated February 4,
2000 which appears in this Form 8-K/A.




                                        /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
February 28, 2000